                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-57789
DEAN WITTER
INTERMEDIATE TERM
U.S. TREASURY TRUST
PROSPECTUS -- APRIL 30, 1997
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DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST (THE "FUND") IS AN OPEN-END DIVERSIFIED MANAGEMENT INVESTMENT COMPANY WHOSE INVESTMENT OBJECTIVE IS CURRENT INCOME AND PRESERVATION OF PRINCIPAL. THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING SUBSTANTIALLY ALL OF ITS ASSETS IN U.S. TREASURY SECURITIES BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT. (SEE "INVESTMENT OBJECTIVE AND POLICIES.") SHARES OF THE FUND ARE NOT ISSUED, INSURED OR GUARANTEED, AS TO VALUE OR YIELD, BY THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES.

   Shares of the Fund are sold and redeemed at net asset value without the imposition of a sales charge. The Fund is authorized to reimburse specific expenses incurred in promoting the distribution of the Fund's shares, including personal services to shareholders and maintenance of shareholder accounts, in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.35% of the average daily net assets of the Fund.

   This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated April 30, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary ....................................................      2
Summary of Fund Expenses ..............................................      3
Financial Highlights ..................................................      4
The Fund and its Management ...........................................      5
Investment Objective and Policies .....................................      5
Purchase of Fund Shares ...............................................      7
Shareholder Services ..................................................      9
Redemptions and Repurchases ...........................................     11
Dividends, Distributions and Taxes ....................................     12
Performance Information ...............................................     13
Additional Information ................................................     13

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

DEAN WITTER
INTERMEDIATE TERM
U.S. TREASURY TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 or (800) 869-NEWS (toll free)

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

                    Dean Witter Distributors Inc., Distributor

PROSPECTUS SUMMARY
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THE                The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and
FUND               is an open-end diversified management investment company investing in U.S. Treasury securities backed by the full faith and credit of the U.S. Government.
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SHARES OFFERED     Shares of beneficial interest with $0.01 par value (see page 16).
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OFFERING           The price of the shares offered by this Prospectus is determined once daily as of 4:00
PRICE              p.m., New York time, on each day that the New York Stock Exchange is open, and is equal to the net asset value per share without a sales charge (see page 8).
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MINIMUM            The minimum initial purchase is $1,000 ($100 if the account is opened through EasyInvest
PURCHASE           (Service Mark) ); minimum subsequent investment is $100 (see page 8).
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INVESTMENT         The investment objective of the Fund is current income and preservation of principal.
OBJECTIVE
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INVESTMENT         In order to maximize the amount of the Fund's dividends which are exempt from state and
POLICIES           local income taxation, the Fund will invest substantially all of its assets in U.S. Treasury securities which are direct obligations of the U.S. Government (see page 5).
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INVESTMENT         Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund, and
MANAGER            its wholly-owned subsidiary, Dean Witter Services Company Inc. serve in various investment management, advisory, management and administrative capacities to 102 investment companies and other portfolios with assets of approximately $91.4 billion at March 31, 1997 (see page 5).
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MANAGEMENT         The Investment Manager receives a monthly fee at the annual rate of 0.35% of daily net
FEE                assets (see page 5).
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DIVIDENDS AND      Dividends are declared daily and paid monthly. Capital gains distributions, if any, are
CAPITAL GAINS      paid at least once a year or are retained for reinvestment by the Fund. Dividends and
DISTRIBUTIONS      capital gains distributions are automatically invested in additional shares at net asset value unless the shareholder elects to receive cash (see page 14).
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DISTRIBUTOR        Dean Witter Distributors Inc. (the "Distributor") is the distributor of the Fund's shares
AND PLAN OF        (see page 9). The Fund is authorized to reimburse specific expenses incurred in promoting
DISTRIBUTION       the distribution of the Fund's shares, including personal services to shareholders and maintenance of shareholders accounts, in accordance with a Plan of Distribution with the Distributor pursuant to Rule 12b-1 under the Investment Company Act of 1940. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.35% of average daily net assets of the Fund (see page 9).
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REDEMPTION         At net asset value; account may be involuntarily redeemed if total value of the account is less than $100 or, if the account was opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account (see pages 13-14).
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RISKS              The Fund invests substantially all of its assets in U.S. Treasury securities which are subject to minimal risk of default but which may be subject to risk of loss of investment value due to interest rate fluctuations. It may engage in the purchase of such securities on a when-issued basis. The value of the Fund's portfolio securities, and therefore the
                   Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share. A portion of the
                   U.S. Treasury securities in which the Fund invests may be zero coupon Treasury securities.
                   Such securities are subject to greater market price fluctuations during periods of changing prevailing interest rates (see pages 5-6).
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The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
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The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended February 28, 1997.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases.................................   None
Maximum Sales Charge Imposed on Reinvested Dividends .....................   None
Deferred Sales Charge ....................................................   None
Redemption Fees ..........................................................   None
Exchange Fee .............................................................   None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees*..........................................................   0.00%
12b-1 Fees** .............................................................   0.33%
Other Expenses* ..........................................................   0.00%
Total Fund Operating Expenses*............................................   0.33%

   "Total Fund Operating Expenses," as shown above, is based upon the sum of the 12b-1 Fees, Management Fees and "Other Expenses," incurred by the Fund for the fiscal year ending February 28, 1997.
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* The Investment Manager had undertaken to assume all expenses (except for the brokerage and 12b-1 fees) and waive the compensation provided for in its Management Agreement until March 27, 1997 and has undertaken such expense assumption and compensation waiver through February 28, 1998. Assuming no waiver of management fees and no assumption of other expenses, it is estimated that, for the fiscal year ending February 28, 1997, the "Management Fees" would have been 0.35%, "Other Expenses" would have been 6.39% and "Total Fund Operating Expenses" would have been 7.07%. For the fiscal year ended February 28, 1997, the Fund's total operating expenses, consisting only of 12b-1 fees, amounted to 0.33% of the Fund's daily net assets.

** A portion of the 12b-1 fee, which may not exceed 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of National Association of Securities Dealers Inc. ("NASD") guidelines and is a payment made for personal service and/or maintenance of shareholder accounts provided by account executives (See, "Purchase of Fund Shares").


EXAMPLE                                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                                                 -------- --------- --------- ----------
You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time
 period: ...............................................................    $3       $11       $19       $42

   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" and "Purchase of Fund Shares--Plan of Distribution" in this Prospectus.

   Long-term shareholders of the Fund may pay more in distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
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The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                                FOR THE PERIOD
                                              FOR THE YEAR    SEPTEMBER 27, 1995*
                                                  ENDED             THROUGH
                                            FEBRUARY 28, 1997  FEBRUARY 29, 1996
                                           ----------------- -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....      $ 9.92             $10.00
                                           ----------------- -------------------
Net investment income .....................        0.53               0.21
Net realized and unrealized loss ..........       (0.21)             (0.08)
                                           ----------------- -------------------
Total from investment operations ..........        0.32               0.13
                                           ----------------- -------------------
Less dividends from net investment income         (0.53)++           (0.21)
                                           ----------------- -------------------
Net asset value, end of period ............      $ 9.71             $ 9.92
                                           ================= ===================
TOTAL INVESTMENT RETURN+ ..................        3.42%              1.23%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................        0.33%(3)           0.32%(2)(3)
Net investment income .....................        5.41%(3)           5.05%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...      $1,992             $4,437
Portfolio turnover rate ...................          42%                20%(1)

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*       Commencement of operations.

+ Calculated based on the net asset value as of the last business day + of the period.

++      Includes distributions from capital gains of $.003.

(1)     Not annualized.

(2)     Annualized.

(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income (loss) ratios would have been 7.07% and (1.33)%, respectively, for the year ended February 28, 1997 and 2.82% and 2.55%, respectively, after application of the Fund's state expense limitation, for the period ended February 29, 1996.

THE FUND AND ITS MANAGEMENT
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Dean Witter Intermediate Term U.S. Treasury Trust (the "Fund") is an open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on February 9, 1995.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company, serve in various investment management, advisory, management and administrative capacities to a total of 102 investment companies, thirty of which are listed on the New York Stock Exchange, with combined total assets of approximately $88.3 billion as of March 31, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.1 billion at such date.

   On February 5, 1997, DWDC and Morgan Stanley Group Inc. announced that they had entered into an Agreement and Plan of Merger, with the combined company to be named Morgan Stanley, Dean Witter, Discover & Co. The business of Morgan Stanley Group Inc. and its affiliated companies is providing a wide range of financial services for sovereign governments, corporations, institutions and individuals throughout the world. DWDC is the direct parent of InterCapital and Dean Witter Distributors Inc., the Fund's distributor. It is currently anticipated that the transaction will close in mid-1997. Thereafter, InterCapital and Dean Witter Distributors Inc. will be direct subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund. The Fund's Board of Trustees reviews the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying an annual rate of 0.35% to the Fund's net assets determined as of the close of each business day.

   The Fund's expenses include: the fee of the Investment Manager; taxes; certain legal, transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund. The Investment Manager had undertaken to assume all expenses (except for brokerage and 12b-1 fees) and waive the compensation provided for in its Investment Management Agreement until such time as the Fund had $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurred first. The Investment Manager had undertaken to continue to assume all expenses (except for brokerage and 12b-1 fees) and waive the compensation provided for in its Management Agreement until March 27, 1997 and has undertaken to continue such expense assumption and compensation waiver through February 28, 1998.

INVESTMENT OBJECTIVE AND POLICIES
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   The investment objective of the Fund is current income and preservation of principal. The Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 95% of its total assets in U.S. Treasury securities. U.S. Treasury securities, which presently consist of U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds, are direct obligations of the U.S. Treasury and are backed by the "full faith and credit" of the U.S. Government. The investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's shares. There is no assurance that the Fund's investment objective will be achieved.

   Neither the value nor the yield of the U.S. Treasury securities in which the Fund invests (or the value or yield of shares of the Fund) are guaranteed by the U.S.

Government. The value of the Fund's portfolio securities and therefore the net asset value of the Fund's shares may increase or decrease due to changes in prevailing interest rates and other factors as well as on the yield of the Fund's portfolio securities. Generally, as prevailing interest rates rise, the value of the securities held by the Fund, and concomitantly, the net asset value of the Fund's shares, will fall. Intermediate term debt securities are generally subject to a lesser degree of market fluctuation as a result of changes in interest rates than debt securities with longer maturities. Conversely, the yield available on intermediate term securities has also historically been lower than those available from long term securities. Under normal circumstances, the Fund will maintain a portfolio with a dollar-weighted average maturity of between 3 and 8 years. There may be periods during which, in the opinion of the Investment Manager, market conditions warrant the Fund retaining cash or investing a substantial portion of its assets in short-term U.S. Treasury securities. During such periods in which the Fund has adopted a temporary "defensive" posture, the Fund's average dollar-weighted maturity may be less than three years.

ZERO COUPON TREASURY SECURITIES. A portion of the U.S. Treasury securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

   The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year. See "Dividends, Distributions and Taxes."

   Certain banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Fund will not purchase any such receipts or certificates representing stripped corpus or coupon interests in U.S. Treasury securities sold by banks and brokerage firms. The Fund will only purchase zero coupon Treasury securities which have been stripped by the Federal Reserve Bank.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FIRM COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase U.S. Treasury securities on a when-issued or delayed delivery basis or may purchase or sell U.S. Treasury securities on a firm commitment basis. For example, the Fund may wish to purchase U.S. Treasury notes and bonds sold at periodic U.S. Treasury auctions prior to a month or more of their issuance ("when-issued"). When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or firm commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or firm commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio (U.S. Treasury) securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or firm commitment basis.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements in an amount up to 5% of its net assets. Repurchase agreements may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities, from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser subject to procedures established by the Board of Trustees of the Fund. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund will not invest in repurchase agreements that do not mature within seven days and in other illiquid securities if, in the aggregate, such investments amount to more than 15% of its net assets.

PORTFOLIO MANAGEMENT

The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Investment Manager; the views of the Trustees of the Fund and others regarding economic developments and interest rate trends; and the Investment Manager's own analysis of factors it deems relevant. The Fund's portfolio is managed within InterCapital's Taxable Fixed Income Group, which manages 25 funds and fund portfolios, with approximately $12.7 billion in assets as of March 31, 1997. Rajesh K. Gupta, Senior Vice President of InterCapital and a member of InterCapital's Taxable Fixed-Income Group, is the primary portfolio manager of the Fund. Mr. Gupta has been a portfolio manager at InterCapital for over five years.

   Brokerage commissions are not normally charged on the purchase or sale of U.S. Government obligations, but such transactions may involve costs in the form of spreads between bid and asked prices. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR. Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will, in the opinion of the Investment Manager, strengthen the Fund's position and contribute to its investment objective. It is not anticipated that the portfolio trading engaged in by the Fund will result in its portfolio turnover rate exceeding 100%.

PURCHASE OF FUND SHARES
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   The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and others who have entered into Selected Dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The minimum initial purchase is $1,000 and subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Intermediate Term U.S. Treasury Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or another Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to systematic payroll deduction plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined (see "Determination of Net Asset Value" below) following receipt of an order.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment generally is due on or before the third business day (settlement date) after the order is placed with the Distributor. Shares of the Fund purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investor's funds on settlement date, they will benefit from the temporary use of the funds where payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions.

   Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined by taking the value of all the assets of the Fund, subtracting all liabilities, dividing by the number of shares outstanding and adjusting the result to the nearest cent. The net asset value per share is determined by the Investment Manager as of 4:00 P.M. New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(2) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt instruments having a maturity date of more than 60 days are valued on a "mark-to-market" basis, that is, at prices based on market quotations for securities of similar type, yield, quality and maturity, until 60 days prior to maturity and thereafter at amortized cost. Short-term instruments having a maturity date of 60 days or less at the time of purchase are valued at amortized cost unless the Board of Trustees determines this does not represent fair market value.

   Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

PLAN OF DISTRIBUTION

The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), with the Distributor whereby the expenses of certain activities and services, including personal services to shareholders and maintenance of shareholder accounts, in connection with the distribution of the Fund's shares are reimbursed. The principal activities and services which may be provided by the Distributor and its affiliates, or any other Selected Broker-Dealer under the Plan include: (1) compensation to, and expenses of, DWR account executives and others, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements. Reimbursements for these services will be made in monthly payments by the Fund, which will in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets. A portion of the amount payable pursuant to the Plan, which may not exceed 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of the NASD guidelines. Expenses incurred pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. The Fund accrued $8,936 to the Distributor pursuant to the Plan for the fiscal year ended February 28, 1997. This is an accrual at the annual rate of 0.33% of the Fund's average daily net assets.

SHAREHOLDER SERVICES
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AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month.

INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date.

EASYINVEST (SERVICE MARK) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Repurchases and Redemptions--Involuntary Redemption").

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Only shareholders having accounts in which no share certificates have been issued will be permitted to enroll in the Withdrawal Plan.

   Shareholders wishing to enroll in the Withdrawal Plan should make this election on the Investment Application or contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

TAX SHELTERED RETIREMENT PLANS. Retirement plans are available through the Investment Manager for use by the self-employed, eligible Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan adminis tration, custodial fees and other details, investors should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

An "Exchange Privilege", that is, the privilege of exchanging shares of certain Dean Witter Funds for shares of the Fund, exists whereby shares of various Dean Witter Funds which are open-end investment companies sold with either a front-end (at time of purchase) sales charge ("FESC funds") or a contingent deferred (at time of redemption) sales charge ("CDSC funds"), may be exchanged for shares of the Fund, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund and Dean Witter Balanced Income Fund and for shares of five Dean Witter Funds which are money market funds: Dean Witter Liquid Asset Fund Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust (which eleven funds, including the Fund, are hereinafter collectively referred to as the "Exchange Funds"). An exchange from an FESC fund or a CDSC fund to an Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from an FESC fund or a CDSC fund, shares of the FESC fund or the CDSC fund are redeemed at their next calculated net asset value and exchanged for shares of the money market fund at their net asset value determined the following business day. Subsequently, shares of the Exchange Fund received in an exchange for shares of an FESC fund (regardless of the type of fund originally purchased) may be redeemed and exchanged for shares of Exchange Funds, FESC funds or CDSC funds (however, shares of CDSC funds, including shares acquired in exchange for (i) shares of FESC funds or (ii) shares of Exchange Funds which were acquired in exchange for shares of FESC funds, may not be exchanged for shares of FESC funds). Additionally, shares of Exchange Funds received in an exchange for shares of a CDSC fund (regardless of the type of fund originally purchased) may be redeemed and exchanged for shares of Exchange Funds or CDSC funds. Ultimately, any applicable contingent deferred sales charge ("CDSC") will have to be paid upon redemption of shares originally purchased from a CDSC fund. (If shares of an Exchange Fund received in exchange for shares originally purchased from a CDSC fund are exchanged for shares of another CDSC fund having a different CDSC schedule than that of the CDSC fund from which the Exchange Fund shares were acquired, the shares will be subject to the higher CDSC schedule.) During the period of time the shares originally purchased from a CDSC fund remain in the Exchange Fund, the holding period (for the purpose of determining the rate of CDSC) is frozen so that the charge is based upon the period of time the shareholder actually held shares of a CDSC fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 fees, if any, incurred on or after that date which are attributable to those shares (see "Purchase of Fund Shares--Plan of Distribution" in the respective Exchange Fund Prospectus for a description of Exchange Fund distribution fees). Exchanges involving FESC funds or CDSC funds may be made after the shares of the FESC fund or CDSC fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Distributor to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Distributor's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

   The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of the Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice under certain unusual circumstances. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in their margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain one and read it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current broker-dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the above Dean Witter Funds pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
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REDEMPTIONS. Shares of the Fund may be redeemed for cash at any time at the net asset value per share next determined. If shares are held in a shareholder's account at the Transfer Agent without a share certificate, a written request for redemption must be sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next determined as described under "Purchase of Fund Shares--Determination of Net Asset Value" after it receives the request, and certificate, if any, in good order. Any redemption request received after such determination will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted. With regard to shares of the Fund acquired pursuant to the Exchange Privilege, any applicable contingent deferred sales charge will be imposed upon the redemption of such shares (see "Purchase of Fund Shares--Exchange Privilege").

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than DWR or any other Selected Broker-Dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signature(s) must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a revised prospectus.

REPURCHASES. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after such repurchase order is received by DWR or the other Selected Broker-Dealer. The offers by DWR and other Selected Broker-Dealers to repurchase shares from shareholders may be suspended by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or other Selected Broker-Dealers are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 30 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on 60 days' notice and at net asset value, the shares of any shareholder whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Trustees or, in the case of an account offered through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her 60 days to make an additional investment in an amount which will increase the value of his or her account to the applicable amount or more before the redemption is processed.

DIVIDENDS, DISTRIBUTIONS AND TAXES
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DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends from net investment income on each day the New York Stock Exchange is open for business. Such dividends are payable monthly. The Fund intends to distribute dividends from net short-term or long-term capital gains, if any, at least once each year. The Fund may, however, elect to retain all or a portion of any such net long-term capital gains in any year.

   All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends or all dividends and distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

TAXATION

FEDERAL TAXES. Because the Fund intends to distribute subtantially all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains. Shareholders will normally have to pay federal income taxes on the dividends and capital gains distributions they receive from the Fund. Distributions of net investment income and net short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year.

   Long-term and short-term capital gains may be generated by the sale of portfolio securities by the Fund. Distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   No portion of such distributions will be eligible for the dividends received deduction for corporations. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

   Current federal law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities, if necessary.

   After the end of the year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes, including information as to the Federal tax status of dividends and distributions paid or retained by the Fund.

   The foregoing discussion relates solely to the Federal income tax consequences of an investment in the Fund and dividends (where applicable) and distributions may also be subject to state and local taxes (see "State and Local Taxes" below); therefore, each shareholder is advised to consult his or her own tax adviser.

STATE AND LOCAL TAXES. The Fund intends to invest substantially all of its assets in U.S. Treasury obligations that provide interest income exempt from state and local taxes. Because all States presently allow the pass-through of federal obligation interest derived from specific federal obligations, it is anticipated that substantially all of the interest income generated by the Fund and paid out to shareholders as net investment income will be exempt from state and local taxation. Such investment income, however, will not be exempt from federal tax. Furthermore, any capital gains realized by the Fund will not be exempt from federal, and generally, state and local taxes. It should be noted that although the Fund intends to invest only in securities the pass-through income from which is believed exempt from state and local income taxes, it is possible that a state or local taxing authority may seek to tax an investor on a portion of the interest income of a particular government obligation held by the Fund. Shareholders are urged to consult their tax advisers regarding specific questions regarding federal, state and local taxes.

PERFORMANCE INFORMATION
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   From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the net investment income of the Fund over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund. The Fund may also quote its tax-equivalent yield, which is calculated by determining the pre-tax yield which after being taxed at a stated rate, would be equivalent to the yield determined as described above.

   The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the assets of the Fund, and all expenses incurred by the Fund, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund.

   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as Lipper Analytical Services Inc.).

ADDITIONAL INFORMATION
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VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. Under the Declaration of Trust, indemnification shall be made out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders is remote.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

DEAN WITTER
INTERMEDIATE TERM
U.S. TREASURY TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary
and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.